Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Share purchase agreement [Member] $ in Thousands	Jan. 27, 2022 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding $1,548 of cash acquired	$ (2,762)
Intangible assets, net of deferred tax liabilities	7,445
Goodwill	15,261
Total assets acquired	$ 19,944